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                                                                    Exhibit 10.4

                              MEMBERS' AGREEMENT

     MEMBERS' AGREEMENT (as the same may hereafter be amended, supplemented or modified, this "Agreement"), dated as of August 29, 1996, among TREX Company, LLC, a Delaware limited liability company (together with its successors and assigns, the "Company"), each of the Purchasers (the "Purchasers") named on Schedule A hereto, and the Persons named on Schedule B hereto (the "Management Holders").

                                   RECITALS:

     The Company and each of the Purchasers have entered into separate Securities Purchase Agreements (the "Securities Purchase Agreements"), dated as of even date herewith, pursuant to which the Company has agreed to sell, and the Purchasers have agreed to purchase, (i) $24,250,000 in aggregate principal amount of the Company's 10% Senior Notes (the "Senior Notes") due August 30, 2003, (ii) $5,000,000 in aggregate principal amount of the Company's 12% Subordinated Notes (the "Subordinated Notes", and together with the Senior Notes, the "Notes") due August 30, 2004, and (iii) 1,000 Class B Units, for an aggregate consideration of $29,250,000 in cash.

                                  AGREEMENT:

     NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto mutually agree as follows:

1.   HOLDERS' PUT RIGHTS.

     1.1 GRANTING OF PUT; PRICE. At any time or from time to time after the Put Effective Date, each holder of any Bundled Securities, upon written notice to the Company (a "Put Notice"), shall be entitled to sell, and the Company shall be obligated to purchase from such holder, any or all of the Bundled Securities held by such holder at a purchase price (the "Put Option Purchase Price") equal to the sum of:

          (a)  the product of:

               (i) the number of Class B Units sought to be sold by the holder thereof at such time; multiplied by

               (ii) the Unit Price of Class B Units determined as of the date of such Put Notice;

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plus

          (b)  the product of:

               (i) the number of Class A Units sought to be sold by such holder at such time that have been issued upon the conversion of Class B Units; multiplied by

               (ii) the Unit Price of Class A Units determined as of the date of such Put Notice.

     1.2 PUT NOTICE. Each Put Notice delivered pursuant to Section 1.1 shall specify:

          (a) the name of the holder of Bundled Securities delivering such Put Notice;

          (b)  that such holder is exercising its option, pursuant to this
     Section 1, to sell certain of the Bundled Securities held by such holder;
     and

          (c) the number of, and a description of, the Bundled Securities being tendered, including a statement, to the extent relevant, of:

               (i) the total number of Class B Units sought to be sold by such holder; and

               (ii) the total number of Class A Units sought to be sold by such holder that were issued upon the conversion of Class B Units.

     1.3  COMPANY NOTICES.

          (a) The Company, within thirty (30) days of receipt of such Put Notice, shall deliver to the holder or holders exercising its or their put option pursuant to this Section 1 a notice specifying the Put Repurchase Date, providing the names and addresses of each of the holders of Bundled Securities, and stating the type and number of the Bundled Securities held by each such holder.

          (b) The Company, not less than ten (10) days prior to the Put Repurchase Date, shall deliver to the holder or holders exercising its or their put option pursuant to this Section 1 a notice containing a detailed calculation of the Unit Price with respect to the Class B Units and (if such holder holds Class A Units at such time) the Class A Units and containing a detailed calculation of the Put Option Purchase Price (calculated as if the date of such notice was the Put Repurchase Date) with respect to the Bundled Securities which are to be so repurchased from such holder.

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     1.4  OBLIGATION TO PURCHASE BUNDLED SECURITIES. The Company shall be obligated to purchase any or all of such holder's Bundled Securities as specified in such holder's Put Notice, and shall pay the Put Option Purchase Price payable to such holder in cash in immediately available funds, on the Put Repurchase Date, against delivery by such holder of any and all certificates or other instruments evidencing such Bundled Securities, together with appropriate instruments of transfer or assignment, if any, duly endorsed in blank.

     1.5 SUBORDINATION. The rights of the holders of Bundled Securities to receive the Put Option Purchase Price shall be subordinated to the rights of the holders of the Notes to receive payments in respect thereof to the same extent as the rights of the holders of the Subordinated Notes to receive payments in respect thereof are subordinated, pursuant to Section 22 of the Securities Purchase Agreements, as in effect on the date hereof, are subordinated to the rights of the holders of the Senior Notes to receive payments in respect thereof, with the same effect as if the provisions of Section 22 of the Securities Purchase Agreements, and the definitions of defined terms used therein, were set forth herein, mutatis mutandis.

     1.6 LIMITATIONS ON RIGHT OF REPURCHASE. Notwithstanding anything contained in this Section 1 to the contrary, the Company shall not be obligated to pay the Put Option Purchase Price in respect of a Put Notice, if, at any time:

          (a) payment of the Put Option Purchase Price at such time would result in a breach of, or default or event of default in respect of, the Securities Purchase Agreements, the Senior Notes or the Subordinated Notes without the written consent of those holders of the Senior Notes and the Subordinated Notes the consent of which would be necessary to waive such breach, default or event of default (and such consent shall not have been obtained), or

          (b) payment of the Put Option Purchase Price is, at such time, prohibited by applicable law (including, without limitation, Section 18-607 of the Delaware Limited Liability Company Act);

provided, however, that if such breach, event of default, default or violation would not result from the purchase of any number of Bundled Securities which is less than the total number of Bundled Securities the Company is obligated to purchase on the Put Repurchase Date, the Company shall purchase on the Put Repurchase Date the maximum number of Bundled Securities it may so purchase, allocated among the holders which have elected to have their Bundled Securities so repurchased ratably according to the number of Bundled Securities so tendered (without regard to whether such Bundled Securities are Class A Units or Class B Units. If as a result of the operation of clauses (a) or (b) above any Bundled Securities specified in a Put Notice may not be purchased for cash by the Company, then the Put Notice with respect to such Bundled Securities shall be deemed to be rescinded, subject to the right of the holders of such Bundled

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Securities to deliver another Put Notice or Put Notices with respect to such
Bundled Securities.

2.   SPECIAL RIGHT OF REPURCHASE.

     2.1 GRANTING OF CALL; PRICE. At any time after the Call Effective Date, the Company may give written notice to each holder of Bundled Securities (a "Repurchase Notice") of its intention to repurchase all, but not less than all, of the Bundled Securities, at a purchase price (the "Repurchase Price"), with respect to each holder of Bundled Securities, equal to the sum of:

          (a)  the product of:

               (i) the number of Class B Units held by the holder thereof at such time; multiplied by

               (ii) the Unit Price of Class B Units determined as of the date of such Repurchase Notice;

plus

          (b)  the product of:

               (i) the number of Class A Units held by such holder at such time that have been issued upon the conversion of Class B Units; multiplied by

               (ii) the Unit Price of Class A Units determined as of the date of such Repurchase Notice.

     2.2  REPURCHASE NOTICE. Such Repurchase Notice shall:

          (a) state that the Company intends to purchase the Bundled Securities from each of the holders thereof;

          (b) specify the date on which the Company will repurchase the Bundled Securities of each such holder, which date shall be not less than thirty
     (30) days nor more than sixty (60) days from the date of such Repurchase Notice (the "Call Repurchase Date");

          (c) provide the names and addresses of each of such holders, and state the type and number of the Bundled Securities held by each such holder;

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          (d)  contain a detailed calculation of the Unit Price with respect to the Class B Units and (if such holder holds Class A Units at such time) the Class A Units; and

          (e) contain a detailed calculation of the Repurchase Price (calculated as if the date of such notice were the Call Repurchase Date) with respect to the Bundled Securities which shall be due to each such holder in connection with such repurchase.

     2.3 OBLIGATION TO REPURCHASE. The Repurchase Notice having been so given to each such holder, the Company shall be obligated to purchase all of each such holder's Bundled Securities, and shall pay the Repurchase Price payable to each such holder in immediately available funds, on the Call Repurchase Date, and each such holder shall deliver to the Company any and all certificates or other instruments evidencing its respective Bundled Securities, together with appropriate instruments of transfer or assignment, if any, duly endorsed in blank.

     2.4 SUBORDINATION. The rights of the holders of Bundled Securities to receive the Repurchase Price shall be subordinated to the rights of the holders of the Notes to receive payments in respect thereof to the same extent as the rights of the holders of the Subordinated Notes to receive payments in respect thereof are subordinated, pursuant to Section 22 of the Securities Purchase Agreements, as in effect on the date hereof, are subordinated to the rights of the holders of the Senior Notes to receive payments in respect thereof, with the same effect as if the provisions of Section 22 of the Securities Purchase Agreements, and the definitions of defined terms used therein, were set forth herein, mutatis mutandis.

     2.5 LIMITATIONS ON RIGHT OF REPURCHASE. Notwithstanding anything contained in this Section 2 to the contrary, the Company shall not at any time be permitted to exercise the call option provided for in this Section 2, or pay the Repurchase Price on the Call Repurchase Date, if, at such time:

          (a) payment of the Repurchase Price at such time would result in a breach of, or default or event of default in respect of, the Securities Purchase Agreements, the Senior Notes or the Subordinated Notes without the written consent of those holders of the Senior Notes and the Subordinated Notes the consent of which would be necessary to waive such breach, default or event of default, or

          (b) payment of the Repurchase Price is, at such time, prohibited by applicable law (including, without limitation, Section 18-607 of the Delaware Limited Liability Company Act).

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3.   TAG-ALONG RIGHTS.

     3.1  TAG-ALONG RIGHTS IN RESPECT OF SALES BY INITIAL MEMBERS AND THE
          COMPANY.

          (a) RIGHT TO SELL PROPORTIONATE NUMBER OF ISSUABLE UNITS. Each of the Initial Members hereby agrees that it will not sell all or any portion of the Issuable Units owned by it and the Company agrees that it will not sell any Issuable Units (other than in a registered public offering in which the holders of Bundled Securities are entitled to participate pursuant to
     Section 6.2) hereof unless, as part of such transaction, each holder of Bundled Securities shall have the right (but, subject to Section 4 hereof, not the obligation) to sell a proportionate amount of the Bundled Securities then held by such holder at the same price and on the same terms, and to the same purchaser or purchasers.

          For purposes of this Section 3.1, the "proportionate amount" which a holder of Bundled Securities shall be entitled to sell with respect to any proposed transaction shall be equal to the product (calculated as of the date of such proposed transaction) of:

               (i) the total number of Bundled Securities then owned by such holder; times

               (ii) the quotient of:

                    (A) the aggregate number of Issuable Units proposed to be sold in such transaction by the Other Members and/or the Company; divided by

                    (B) the aggregate number of Issuable Units owned by the Other Members participating in such sale plus the aggregate number of Issuable Units, if any, proposed to be sold by the Company in such transaction.

          (b) NOTICE OF PROPOSED SALE. The Initial Members and/or the Company intending to sell any Issuable Units shall provide to each of the holders of the Bundled Securities written notice of such intention not less than forty-five (45) days prior to the closing of such proposed sale. Such written notice (the "Notice of Sale") shall specify in detail the terms of such proposed sale (including the type of Security proposed to be sold and the price per unit of such Security), shall state the date on which such proposed sale is to be consummated and shall designate one party to whom notice of the determination to participate in such proposed sale should be delivered.

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          (c)  ELECTION BY HOLDERS. Upon receipt of a Notice of Sale, each holder of Bundled Securities shall have twenty (20) days to deliver written notice of its election to participate in such sale and the number of Issuable Units which it elects to sell, which number shall not exceed its proportionate amount.

          (d) PRO RATA CUTBACK OF NUMBER OF ISSUABLE UNITS SOLD. In the event that the Initial Members and/or the Company intending to sell the Issuable Units shall be unable to sell the aggregate number of Issuable Units to be sold by the Other Members and/or the Company and which the holders of the Bundled Securities have elected to sell pursuant to Section 3.1(a) hereof at the price specified in the Notice of Sale, then the number of Issuable Units to be sold by the Other Members and/or the Company and such holders of Bundled Securities electing to sell such Issuable Units shall be reduced ratably (as between such groups and as among the members of such groups) to the extent necessary to reduce the total number of Issuable Units to be included in such offering to the maximum number which the selling Other Members and/or the Company can sell at such price. Whether or not any such adjustment in the number of Issuable Units to be sold is required to be made, the Initial Members and/or the Company shall give each such holder which has elected to sell Issuable Units written notice of the number of Units it is permitted to sell pursuant to this Section 3.1 (after giving effect to the provisions of this Section 3.1(d)) not less than fifteen (15) days prior to the date of such sale.

          (e) CONVERSION. As provided in the Limited Liability Company Agreement, the Issuable Units may be converted by the purchasers thereof into Class A Units.

          (f) CLOSING OF SALE. Each holder of Bundled Securities electing to participate in a sale described in any Notice of Sale shall deliver to the purchaser specified in such Notice of Sale, against payment of the total purchase price for the Issuable Units to be purchased (at the price per Issuable Unit specified in such Notice of Sale), on the closing date specified in such Notice of Sale, a certificate or certificates, if any, representing the number of Issuable Units which it has elected to sell (net of any reduction pursuant to Section 3.1(d)) pursuant to this Section 3.1, together with appropriate instruments of transfer, if any, duly endorsed in blank.

          (g) EXPENSES OF SALE. All expenses and costs of any sale of Issuable Units pursuant to this Section 3.1 (other than the fees of counsel to the holders of Bundled Securities related to such sale) shall be for the account of and paid by the Initial Members.

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4.   BOARD OBSERVATION RIGHTS.

     4.1 BOARD OBSERVATION RIGHTS. At any time during which any CIGNA Affiliate shall hold any Bundled Securities, CIGNA Investments shall have the right to have its designated representative attend (or, in the case of a telephonic meeting, to listen by telephone to) any meeting of the Board of Managers. The Company shall give each CIGNA Affiliate holding Bundled Securities:

          (a) prior written notice of each such meeting, to be given no later than the earlier of:

               (i) the date written notice is actually given to the Board of Managers; and

               (ii) the latest date on which notice may permissibly be given by law;

          (b) within sixty (60) days of each such meeting, copies of the records of proceedings of, or minutes of, such meeting; and

          (c) in the event that CIGNA Investments has notified the Company in writing that it will be in attendance at any such meeting, all information provided to the Board of Managers at or prior to such meeting in respect of the matters to be discussed thereat.

     4.2 COOPERATION WITH CIGNA INVESTMENTS. At all times during which any CIGNA Affiliate shall hold any Bundled Securities, the Company shall permit CIGNA Investments, at its expense, to visit and inspect any of the Properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss the finances and affairs of the Company and the Subsidiaries) all at such reasonable times and as often as may be reasonably requested.

5.   HOLDERS' PREEMPTIVE RIGHTS.

     5.1 RIGHT TO ELECT PURCHASE OF ADDITIONAL ISSUABLE UNITS. In the event that the Company shall at any time offer to sell any Issuable Units (other than Excluded Units) then the Company shall offer to each holder of Bundled Securities the right to subscribe for and purchase a portion of the total number of the Issuable Units so sold equal to the Additional Issuable Units Number with respect to such holder at such time, at the same price, on the same date and on the same terms offered to the proposed purchasers, on the terms set forth in this Section 5.

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     5.2  NOTICE OF SALE OF ISSUABLE UNITS. The Company shall give not less than sixty (60) days written notice to each holder of Bundled Securities of any sale of Issuable Units described in Section 5.1, which notice shall specify:

          (a) the number of Issuable Units and the type of Issuable Units to be offered;

          (b) the purchase price per Issuable Unit to be paid by the purchasers of such Issuable Units;

          (c) if any of such Issuable Units consist of Rights, the terms of such Rights, including the exercise price and expiration date;

          (d) the date on which such proposed sale is to be consummated (the "Additional Sale Closing Date");

          (e)  the Additional Issuable Units Number with respect to such holder;

          (f) that such holder shall have the right to purchase a number of the Issuable Units so offered equal to the Additional Issuable Units Number; and

          (g) that such holder may elect to purchase a number of the Issuable Units so offered equal to the Additional Issuable Units Number by delivering notice to the Company on or before the date which is thirty (30) days prior to the date of such proposed sale (the "Additional Issuable Units Election Date"), and that such notice shall constitute an irrevocable subscription to purchase such indeterminate number of Issuable Units at such purchase price.

     5.3 DETERMINATION OF NUMBER OF ISSUABLE UNITS TO BE PURCHASED. Following the Additional Issuable Units Election Date, the Company shall determine the Additional Issuable Units Number with respect to each holder of Bundled Securities electing to purchase Additional Issuable Units, and shall notify each such holder in writing within ten (10) days after the Additional Issuable Units Election Date of:

          (a) the purchase price per Issuable Unit and the type of such Issuable Units;

          (b) the aggregate consideration to be paid by such holder (which shall equal the product of the Additional Issuable Units Number times the purchase price per Issuable Unit);

          (c)  the Additional Sale Closing Date; and

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          (d) wire instructions for the account to which the Company wishes holders of Bundled Securities electing to participate in the sale to transfer funds pursuant to Section 5.4.

     5.4 CLOSING OF SALE. Each holder of Bundled Securities electing to participate in a sale pursuant to this Section 5 shall deliver to the Company by wire transfer in immediately available funds on the Additional Sale Closing Date the aggregate consideration (as set forth in Section 5.3(b)) for the Additional Issuable Units Number of Issuable Units to be purchased by such holder. The Company shall deliver to each holder of Bundled Securities electing to participate in a sale pursuant to this Section 5, against such wire transfer, a certificate or certificates representing a number of Issuable Units equal to the Additional Issuable Units Number with respect to such holder. If the Issuable Units being issued consist of Rights, such holder shall receive a certificate or certificates evidencing such Rights. If the Issuable Units being issued consist of Common Units, such holder shall receive a certificate or certificates, if any, evidencing Common Units of such type.

     5.5 NO OTHER AUTHORIZATION OF EQUITY SECURITIES. The Company will not authorize or issue any class of equity securities (including, without limitation, Common Units) not authorized on the date hereof.

6.   REGISTRATION RIGHTS.

     6.1  REQUIRED REGISTRATION.

          (a) FILING OF REGISTRATION STATEMENT. The Company will, upon the written request of the Initiating Holders given at any time after the Initial Public Offering Date requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the Registrable Securities to be sold and the intended method of disposition thereof, promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon will use its best efforts to effect the registration (the "Required Registration") under the Securities Act of:

               (i) the Registrable Securities that the Company has been so requested to register by the Initiating Holders; and

               (ii) all other Registrable Securities that the Company has been requested to register by the holders thereof by written request given to the Company within thirty (30) days after the giving of such written notice by the Company (which request shall specify the Registrable Securities to be sold and the intended method of disposition of such Registrable Securities);

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     all to the extent required to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that the Company shall be required to effect only two (2) registrations pursuant to this Section 6.1 that are deemed effected under Section 6.1(e) hereof.

          (c) TIME FOR FILING AND EFFECTIVENESS. On or before the date which is ninety (90) days after the request for such registration, the Company shall file with the SEC the Required Registration with respect to all Registrable Securities to be so registered, and shall use its best efforts to cause such Required Registration to become effective as promptly as practicable after the filing thereof, and use its best efforts to cause such Required Registration to become effective no later than the day which is one hundred eighty (180) days after the request for such registration.

          (c) SELECTION OF UNDERWRITERS. If Registrable Securities that the Company has been requested to register pursuant to a Required Registration are to be disposed of in an underwritten public offering, the underwriters of such offering shall be one or more underwriting firms of recognized standing selected by the Requisite Holders and reasonably acceptable to the Company.

          (d) PRIORITY ON REQUIRED REGISTRATIONS. If the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares of Securities requested to be included in such Required Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number of shares of Securities that may be included in such offering without such effect), the Company will include in such Required Registration, to the extent of the number of shares of Securities that the Company is so advised can be sold in such offering:

               (i) first, Registrable Securities requested to be sold by the holders of Bundled Securities pursuant to this Section 6.1, pro rata among the holders requesting sale on the basis of the number of Issuable Units requested to be so registered by such holders; and

               (ii) second, all other Securities proposed to be registered by the Company and any Other Members, in such proportions as the Company and such Other Members shall agree.

          (e) WHEN REQUIRED REGISTRATION IS DEEMED EFFECTED. A Required Registration pursuant to this Section 6.1 shall not be deemed to have been effected for purposes of the proviso to Section 6.1(a) hereof if:

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          (i)   the registration does not become effective and remain effective for a period of at least one hundred eighty (180) days, without interference by the issuance by the SEC of any stop order with respect thereto;

          (ii) in the case of any underwritten offering undertaken on a firm commitment basis, all the Registrable Securities requested to be registered in connection therewith were not sold;

          (iii) the Requisite Holders withdraw their request for registration in its entirety at any time because the Requisite Holders reasonably believed that the registration statement or any prospectus related thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, notified the Company of such fact and requested that the Company correct such alleged misstatement or omission, and the Company has refused to correct such alleged misstatement or omission; or

          (iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Required Registration are not satisfied, other than by reason of some-act or omission by the holders of the Registrable Securities that were to have been registered and sold.

6.2  INCIDENTAL REGISTRATION.

     (A) FILING OF REGISTRATION STATEMENT. If the Company at any time proposes to register any of its Common Units (an "Incidental Registration") under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto, in connection with an offer made solely to existing Security holders or employees of the Company), for sale to the public in a public offering, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, which notice shall be given to all such holders at least thirty (30) Business Days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of any such holder to include its shares under such registration statement (which request shall be made within fifteen (15) Business Days after the receipt of any such notice and shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration of all Registrable Securities that the Company has been so requested to register by such holder; provided, however, that if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in

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     connection with such registration, the Company shall determine for any reason not to register such Common Units, the Company may, at its election, give written notice of such determination to each such holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such Persons in connection with such registration.

          (b) SELECTION OF UNDERWRITERS. Notice of the Company's intention to register such Common Units shall designate the proposed underwriters of such offering (which shall be one or more underwriting firms of recognized standing) and shall contain the Company's agreement to use its best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to sell pursuant to this Section 6.2, it being understood that the holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

          (c) PRIORITY ON INCIDENTAL REGISTRATIONS. If the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares of Common Units requested to be included in such Incidental Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number of Common Units that may be included in such offering without such effect), the Company will include in such Incidental Registration, to the extent of the number of Common Units that the Company is so advised can be sold in such offering:

               (i) in the case of any registration initiated by the Company for the purpose of selling Securities for its own account:

                    (A) first, the number of Common Units that the Company proposes to issue and sell for its own account; and

                    (B) second, Registrable Securities requested to be sold by the holders of Bundled Securities pursuant to this Section 6.2 and all Common Units proposed to be registered by Other Members, pro rata among such holders on the basis of the number of Issuable Units requested to be so registered by such holders; and

               (ii) in the case of a registration initiated by any Other Member pursuant to demand or required registration rights in favor of such Other Member:

                    (A) first, Registrable Securities requested to be sold by the Other Members requesting such Registration and Registrable

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

               Securities requested to be sold by the holders of Bundled Securities pursuant to this Section 6.2, pro rata among such holders on the basis of the number of Issuable Units requested to be so registered by such holders; and

                    (B) second, the number of Common Units that the Company
               proposes to issue and sell for its own account.

     6.3 REGISTRATION PROCEDURES. The Company will use its best efforts to effect each Required Registration pursuant to Section 6.1 hereof and any Incidental Registration of any Registrable Securities as provided in Section 6.2 hereof, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and the Company will as expeditiously as possible:

          (a) subject, in the case of an Incidental Registration, to the proviso to Section 6.2(a), prepare and file with the SEC the registration statement and use its best efforts to cause the Registration to become effective; provided, however, that before filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of each original registration statement proposed to be filed at least fifteen (15) days prior thereto and copies of each amendment, prospectus and supplement at least three (3) Business Days prior thereto, which documents will be subject to the reasonable review, within such period, of such holders, their counsel and the underwriters; and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Requisite Holders shall reasonably object within such period;

          (b) subject, in the case of an Incidental Registration, to the proviso to Section 6.2(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, provided that if the Company is not then eligible to use a registration statement on Form S-3 under the Securities Act, the Company shall not be obligated to keep such registration statement effective for more than two (2) years after the original effective date of such registration statement;

     (c) furnish to each holder of Registrable Securities included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

     (d) notify each holder of the Registrable Securities of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

     (e) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such bolder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

     (f) on or prior to the date on which a Registration is declared effective, use its best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by such Registration for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any such holder or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested of the Registrable Securities covered by such Registration; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (g) in connection with any sale pursuant to a Registration, cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under such Registration, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

     (h) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company or any Subsidiary as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Securities;

     (i) make available for inspection by any holder of Registrable Securities included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Person in connection with such Registration;

     (j)  use its best efforts to obtain:

          (i) at the time of effectiveness of each Registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Requisite Holders and the underwriters reasonably request; and

          (ii) at the time of any underwritten sale pursuant to the registration statement, a "bring-down comfort letter," dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Requisite Holders and the underwriters reasonably request;

     (k) use its best efforts to obtain, at the time of effectiveness of each Incidental Registration and at the time of any sale pursuant to each Registration, an opinion or opinions, favorable to the Requisite Holders in form and scope, from counsel for the Company in customary form;

          (i) notify each seller of Registrable Securities covered by such Registration, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare, file with the SEC and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

          (m) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act not later than ninety
     (90) days after the end of the twelve (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

          (n) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration;

          (o) use its best efforts to cause all Registrable Securities covered by each Registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such Registration, on each securities exchange on which the Common Units issued by the Company are then listed, and admitted to trading on NASDAQ, if the Common Units or any such other Securities are then admitted to trading on NASDAQ; and

          (p) enter into such agreements (including underwriting agreements in customary form) and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each holder of Registrable Securities that will be included in such Registration to furnish the Company with such information in respect of such holder of its Registrable Securities that will be included in such Registration as the Company may reasonably request in writing and as is required by applicable laws or regulations.

     6.4 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Registrable Securities under the

Securities Act, the Company will give the holders of such Registrable Securities so registered, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement (other than reports and proxy statements incorporated therein by reference and lawfully and properly filed with the SEC) and each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' or such underwriters' to conduct a reasonable investigation within the meaning of the
Section 11 (b)(3) of the Securities Act.

     6.5 RIGHTS OF REQUESTING HOLDERS. Each holder of Registrable Securities which makes a written request therefor within thirty (30) days after the notice to such holders provided for in Section 6.1 or Section 6.2 hereof, as the case may be, hereof, shall have the right to receive the copies of the information, notices and other documents described in Section 6.3(c), Section 6.3(l) and
Section 6.3(m) hereof in connection with any proposed Registration by the Company under the Securities Act.

     6.6 REGISTRATION EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities, including, without Limitation, any such registration not effected by the Company.

     6.7  INDEMNIFICATION; CONTRIBUTION.

          (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors and agents, if any, and each Person, if any, who controls such holder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any holder furnished in writing to the Company by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this Section 6 is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Section 6 is made through underwriters, the Company agrees, to the extent required by such underwriters, to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers, directors and agents, if any, and each Person, if any, who controls such underwriters within the meaning of section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; provided that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such amended or supplemented final prospectus.

          (b) INDEMNIFICATION BY THE HOLDERS. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Company, each underwriter and their respective officers, directors and agents, if any, and each Person, if any, who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so concerning a holder furnished in writing by such holder expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

          (c) CONTROL OF DEFENSE. Any Person entitled to indemnification under the provisions of this Section 6.7 shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Section 6 shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.

          (d) CONTRIBUTION. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

               (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

               (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under Section 6.7(b) hereof was available. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this
Section 6.7 shall be several and not joint.

          (e) TIMING OF PAYMENTS. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 6.7 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

          (f) SURVIVAL. The indemnity and contribution agreements contained in this Section 6.7 shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors, agents or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such Securities by such holder.

     6.8  HOLDBACK AGREEMENTS; REGISTRATION RIGHTS TO OTHERS.

          (a) In connection with each underwritten sale of Registrable Securities, the Company agrees, and each holder of Registrable Securities by acquisition of such Registrable Securities agrees, to enter into customary holdback agreements concerning sale or distribution of Registrable Securities and other equity Securities of the Company, except, in the case of any holder of Registrable Securities, to the extent that such holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

          (b) If the Company shall at any time after the date hereof provide to any holder of any Securities of the Company rights with respect to the registration of such Securities under the Securities Act:

               (i) such rights shall not be in conflict with or adversely affect any of the rights provided in this Section 6 to the holders of Registrable Securities; and

               (ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Section 6, the Company will provide (by way of amendment to this Section 6 or otherwise) such more favorable terms or conditions to the holders of Registrable Securities.

     6.9 OTHER REGISTRATION OF COMMON UNITS. If any Common Units required to be reserved for purposes of conversion of any class of Common Units into any other class of Common Units require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such Common Units may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such Common Units to be duly registered or approved, as the case may be.

     6.10 AVAILABILITY OF INFORMATION. The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the SEC as from time to time in effect, and cooperate with the holders of Registrable Securities, so as to permit disposition of the Registrable Securities pursuant to an exemption from the Securities Act for the sale of any Registrable Securities (including, without limitation, the current public information requirements of Rule 144(c) and Rule 144A under the Securities Act). The Company win also cooperate with each holder of any Registrable Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities.

7.   RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS.

     7.1 RESTRICTIONS ON TRANSFER TO TRANSFEREES. No party hereto shall sell, assign, transfer or otherwise dispose of any Issuable Units to any transferee under any circumstance, and the Company shall neither issue nor sell any additional Issuable Units, to any transferee, unless such transferee shall have assumed in writing all of the obligations of its transferor imposed by this Agreement and shall have agreed to be bound by each of the terms and provisions of this Agreement to which such transferor was bound, pursuant to an undertaking substantially in the form set forth as Exhibit A hereto.

     7.2 COOPERATION BY THE COMPANY. The Company shall refuse to register any transfer of any Issuable Units to any transferee unless the Company shall have received from the prospective transferee a written agreement to be bound by the provisions of this Agreement as required by Section 7.1 hereof, and such other evidence as the Company may reasonably require to establish compliance with such
Section 7.1. The Company shall be protected in, and shall have no liability to any Other Member for, and no such holder shall assert any claim against the Company for, failing to register any transfer of any Issuable Units in an effort to comply with the provisions of this Agreement, unless such refusal to transfer is made in bad faith.

     7.3 LEGENDING OF CERTIFICATES. Each certificate, if any, representing any Issuable Units shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A MEMBERS' AGREEMENT, DATED AS OF AUGUST 29, 1996, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE. SUCH MEMBERS' AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THIS

     SECURITY MAY NOT BE SOLD OR TRANSFERRED TO ANY PERSON WHO HAS NOT EXPRESSLY ASSUMED THE OBLIGATIONS OF SUCH AGREEMENT AND CONTAINS, AMONG OTHER PROVISIONS, PROVISIONS WHICH LIMIT THE TRANSFER OF THIS SECURITY. A COPY OF SUCH MEMBERS' AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST."

     7.4 SECURITIES ACT RESTRICTIONS; LEGEND. The Company shall not register any transfer of Issuable Units if it has reason to believe that such transfer is being requested in violation of the registration requirements of Section 5 of the Securities Act. Except as otherwise permitted by Section 7.6 hereof, each certificate, if any, representing an Issuable Unit shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT."

     7.5  TERMINATION OF RESTRICTIONS.

          (a) WITH RESPECT TO ISSUABLE UNITS SOLD IN A PUBLIC OFFERING. Each and all of the provisions of this Agreement shall terminate immediately as to any Issuable Units (but this Agreement shall remain in force with respect to any remaining Issuable Units);

               (i) when such Issuable Units have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Issuable Units; or

               (ii) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; or

               (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force.

     Whenever such restrictions shall terminate as to any Issuable Units, the holder thereof shall be entitled to receive from the Company, without expenses (other than transfer taxes, if any), new Issuable Units of like tenor not bearing the applicable legends set forth in Section 7.3 or
     Section 7.4 hereof.

           (B) UPON A TAG-ALONG SALE. The provisions of Section 1 and Section 2 of this Agreement shall terminate immediately with respect to Bundled Securities sold (but the provisions of Section 1 and Section 2 of this Agreement shall remain in force with respect to any remaining Bundled Securities not so sold) in any sale pursuant to Section 3.1 of this Agreement.

     7.6   TERMINATION OF VARIOUS PROVISIONS. The provisions of Section 1,
Section 2, Section 3, Section 4 and Section 5 of this Agreement shall terminate on the Public Market Date.

8.   EARNBACK OF BUNDLED SECURITIES.

     (a) COMPANY OPTION TO REPURCHASE BUNDLED SECURITIES. Upon the earliest to
         -----------------------------------------------
occur of (i) the Public Market Date, (ii) the Call Repurchase Date, (iii) the Put Repurchase Date, (iv) the sale of all or substantially all of the assets of the Company for cash, (v) the sale of all of the Common Units of the Company for cash, or (vi) the merger of the Company with another Person pursuant to which the holders of Common Units receive solely cash consideration in exchange for such Common Units, the Company shall have the option to repurchase, at the price and in the manner set forth in Section 8(b) below, the Bundled Securities, ratably from the holders thereof (so long as such securities have not been sold to the public either (x) pursuant to a registration statement filed pursuant to the Securities Act or (y) pursuant to the exemption from registration provided by Rule 144 promulgated pursuant to the Securities Act), representing up to but not exceeding 15% of the Common Units of the Company on a fully-diluted basis (with the result that the Purchasers and/or their transferees will retain Bundled Securities representing at least 10% of the Common Units of the Company on a fully-di1uted basis); provided that all Notes shall have been previously
                           --------
paid in full or will be repaid in full, together with all accrued interest and Prepayment Premium, if any, thereon in accordance with the terms of the Securities Purchase Agreements, concurrently with the applicable event described in clauses (i) through (vi) above and such repurchase; and provided further that
                                                           -------- -------
the holders of the Notes and the Bundled Securities, considered as a whole, will receive an Internal Rate of Return of at least 25% after giving effect to all payments in respect of the Notes and the Bundled Securities (other than Tax Distributions, as defined in the Limited Liability Company Agreement) previously and concurrently received by them (including as a payment for this purpose the value of the remaining Bundled Securities to be retained at such time by such holders as a group (valued at the Unit Price)).

     (b) EXERCISE OF OPTION. The option of the Company to repurchase Bundled
         ------------------
Securities pursuant to Section 8(a) above may be exercised only once and must be exercised, if at all, prior to or simultaneously with the applicable event described in Section 8(a)(i) through 8(a)(vi). The Company shall give each holder of Bundled Securities not less than 30 days' prior written notice of its exercise of such option stating the date of the repurchase (which shall be no later than the date of the applicable event described in Section 8(a)(i) through 8(a)(vi)) and providing in reasonable detail a calculation of the number of Bundled Securities to be purchased and Internal Rate of Return of such holders through the date of purchase. The price per Common Unit to be paid by the Company upon exercise of such option shall be $.01 per Class A Unit and Class B Unit. In the event that any holder of Bundled Securities shall disagree with the Company's calculation of the number of Class A Units and Class B Units to be purchased and the Internal Rate of Return, such holder may, within 15 days of its receipt of the Company's notice and calculation deliver a notice to the Company objecting to such calculation. If the Company and such holder do not resolve such dispute within 10 days after such holder has sent such notice of objection, such calculations shall be made by an investment banking firm of recognized standing (which shall own no Securities of and shall not be an Affiliate, Subsidiary or related Person of, the Company) retained by the Company and reasonably acceptable to the Required Holders.

9.  CLAWBACK.

    In the event that there occurs any transaction or series of transactions which results in (i) the sale of all or substantially all of the Common Units of the Company, (ii) the merger of the Company with another Person, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the occurrence of a Public Market Date, and any of the foregoing occurs on a date which is within nine months after a Call Repurchase Date, then each holder of Bundled Securities which sold such Bundled Securities to the Company on such Call Repurchase Date shall have the right to receive from the Company, within 5 days after the occurrence of such transaction or series of transactions, a cash payment in an amount per unit of Bundled Securities so sold equal to the difference, if any, between

     (x) (A) the total amount of consideration received by the holders of the Common Units of the Company divided by the number of Common Units
                                      -------
          subject to the sale of all or substantially all of the Common Units of the Company, in the case of clause (i) above, or a merger of the Company, in the case of clause (ii) above, (B) the total amount of consideration received by the Company divided by the number of Common
                                                -------
          Units outstanding at the time of the sale of substantially all of the assets of the Company, in the case of clause (iii) above, or (C) the total amount of consideration received by the Company divided by the
                                                                -------
          number of Common Units sold by the Company on the Public Market Date, in the case of clause (iv) above, and

     (y) the Repurchase Price received by such holder on such Call Repurchase Date divided by the number of Bundled Securities purchased from such
               -------
          holder by the Company on such Call Repurchase Date.

In the event any non-cash consideration is received by the shareholders of the Company or by the Company in any such transaction or series of transactions, such non-cash consideration shall be valued at the fair market value thereof by an investment banking firm (which investment banking firm shall own no Securities of, and shall not be an Affiliate, Subsidiary or a related Person of, the Company) of recognized national standing retained by the Company and reasonably acceptable to the Required Holders, and which value shall be determined without regard to the absence of a liquid or ready market for such non-cash consideration.

10.  DEFINED TERMS.

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     ADDITIONAL ISSUABLE UNITS ELECTION DATE -- Section 5.2(f).

     ADDITIONAL ISSUABLE UNITS NUMBER -- with respect to any holder of Bundled Securities electing to purchase Issuable Units pursuant to Section 5 hereof, means the product of:

          (a) the aggregate number of Issuable Units offered to be sold by the Company; times

          (b)  the quotient of:

               (i) the aggregate number of Issuable Units held on the Additional Issuable Units Election Date by such holder; divided by

               (ii) the aggregate number of Issuable Units outstanding on the Additional Issuable Units Election Date;

     in each case, prior to giving effect to the offering of such Issuable Units giving rise to the rights of such holders to purchase additional Issuable Units pursuant to Section 5 hereof.

For purposes of this definition, holders of Rights at any time shall be deemed to be holders of the Common Units that are at such time issuable upon exercise in full of such Rights, whether or not such holders are then entitled so to exercise such Rights pursuant to the terms thereof.

     ADDITIONAL SALE CLOSING DATE -- Section 5.2(d).

     AFFILIATE -- means, at any time, a Person (other than a Subsidiary or a Purchaser):

          (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company;

          (b) that beneficially owns or holds five percent (5%) or more of the Class A Units of the Company; or

          (c) five percent (5%) or more of the Voting Stock (or in the case of a Person that is not a corporation, five percent (5%) or more of the equity interests) of which is beneficially owned or held by the Company or a Subsidiary;

at such time.

As used in this definition,

          control - means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     AGREEMENT -- the introductory paragraph hereof.

     BOARD OF MANAGERS -- means the Board of Managers (as defined in Section 4.2 of the Limited Liability Company Agreement) of the Company or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board OF directors.

     BUNDLED SECURITIES - means the following:

          (a) any Class B Units that have been issued by the Company; and

          (b) any Class A Units into which such Class B Units shall have been converted at any time; and

          (c) any Securities issued or issuable in exchange for or in replacement of any Securities referred to in clause (a) or clause (b) above, including, without limitation, upon the occurrence of an Incorporation Event.

     BUNDLED SECURITY HOLDER -- means, at any time, a holder (other than the Company or any Affiliate or Subsidiary) of the Bundled Securities at such time (excluding any Bundled Securities held directly or indirectly by the Company or any Affiliate or Subsidiary).

     BUSINESS DAY -- means a day other than a Saturday, a Sunday or a day on which banks in New York City are required or permitted by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

     CALL EFFECTIVE DATE -- means August 29, 2002.

     CALL REPURCHASE DATE -- Section 2.2.

     CIGNA AFFILIATE -- means CIGNA Investments and any Person controlled by, controlling or under common control with, or advised with respect to its investments by, CIGNA Investments.

     CIGNA INVESTMENTS -- means CIGNA Investments, Inc.

     CLASS A UNIT - defined in Section 1.2(1) of the Limited Liability Company Agreement and includes any shares of Securities issued or issuable in exchange for or in replacement of any Class A Units, including, without limitation, upon the occurrence of an Incorporation Event.

     CLASS B UNIT - defined in Section 1.2(1) of the Limited Liability Company Agreement and includes any shares of Securities issued or issuable in exchange for or in replacement of any Class B Units, including, without limitation, upon the occurrence of an Incorporation Event.

     CLOSING DATE -- means August 29, 1996.

     COMMON UNITS -- means and includes:

          (a)  the Class A Units and Class B Units of the Company;

          (b) any other equity securities of the Company which are not limited to a fixed sum or a fixed percentage of par value in respect of participation in dividends and distributions in liquidation; and

          (c) any other Securities of the Company or any other Person that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Units, including, without limitation, upon the occurrence of an Incorporation Event.

     COMPANY -- the introductory paragraph hereof.

     EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     EXCLUDED UNITS -- means and includes all Issuable Units issued:

          (a) in connection with the conversion of Class B Units into Class A Units;

          (b) to employees of the Company as compensation or pursuant to any employee benefit plan, so long as:

               (i) after giving effect to the issuance of such Issuable Units, the aggregate number of Issuable Units issued pursuant to this clause
          (b) since the date of this Agreement and then remaining outstanding does not exceed five percent (5%) of the number of Common Units outstanding on a fully-diluted basis; and

               (ii) no other holder of any Rights or any Securities convertible or exchangeable into, Common Units or any other Securities of the Company, shall have the right to any preemptive or similar rights in respect of such issuance.


     INCIDENTAL REGISTRATION -- Section 6.2 hereof.

     INCORPORATION EVENT - defined in Section 11.2.

     INITIAL MEMBERS -- means and includes the Class A Members (as defined in
Section 1.2(1) of the Limited Liability Company Agreement) as of the date hereof and their respective successors and assigns.

     INITIAL PUBLIC OFFERING DATE -- means the first date upon which Common Units shall have been issued or sold pursuant to an underwritten public offering (whether on a firm commitment basis or a best efforts basis if such best efforts are successful) thereof pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act.

     INITIATING HOLDERS -- means, at any time, the holders (other than the Company or any Affiliate thereof) of at least fifty percent (50%) of the Bundled Securities at such time (excluding any Bundled Securities held directly or indirectly by the Company or any affiliate thereof).

     INTERNAL RATE OF RETURN -- means the internal rate of return on the aggregate amount initially paid by the Purchasers to the Company for the Senior Notes and the Subordinated Notes. In calculating the amount required to provide a 25% internal rate of return, each amount taken into account as part of such computation (including principal, interest and Prepayment Premium, if any, paid on and in respect of the Notes) shall be discounted back to the date of Closing utilizing an annual discount rate of 25%. The amount sufficient to provide the required return shall be that amount which, when so discounted and added to all other amounts received in respect of the Notes and the Bundled Securities (other than Tax Distributions, as defined in the Limited Liability Company Agreement) so discounted equals the aggregate purchase price for the Notes and the Class B Units issued on the date of Closing.

     ISSUABLE UNIT -- means and includes at any time:

          (a) an issued and outstanding Common Unit, and

          (b) a Right and (without duplication) all Common Units issuable upon exercise of such Right, in each case at such time.

For purposes of this definition of "Issuable Unit", a Right to acquire one Common Unit shall constitute one Issuable Unit, and a Person shall be deemed to own an Issuable Unit if such Person has a Right to acquire such Issuable Unit whether or not such Right is exercisable at such time.

     LIMITED LIABILITY COMPANY AGREEMENT - means that certain Limited Liability Company Agreement dated as of August 29, 1996 by and among Mobil, the Management Holders and the Purchasers.

     MANAGEMENT HOLDERS -- the introductory paragraph hereof.

     MOBIL - the introductory paragraph hereof.

     NASDAQ -- means the National Association of Securities Dealers Automated Quotation System.

     NOTES -- defined in the Recitals.

     NOTICE OF SALE -- Section 3.1(b).

     OTHER MEMBERS -- means and includes, at any time, all holders of Issuable Units at such time (other than the holders of Bundled Securities), including, without limitation, the Initial Members.

     PERSON -- means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, or a government or agency or political subdivision there of.

     PREPAYMENT PREMIUM - defined in the Securities Purchase Agreements.

     PUBLIC MARKET DATE -- means the first day upon which at least thirty-five percent (35%) (by number of Issuable Units) of the Common Units of the Company have been sold by the Company and for the Company's own account in one or more public offerings pursuant to a registration statement or registration statements filed with the SEC pursuant to the provisions of the Securities Act.

     PUBLIC OFFERING -- shall mean, with respect to any Issuable Units, any sale in a transaction either registered under, or requiring registration under,
Section 5 of the Securities Act.

     PURCHASERS -- the introductory paragraph hereof.

     PUT EFFECTIVE DATE -- means August 29, 2001.

     PUT NOTICE -- Section 1.1.

     PUT OPTION PURCHASE PRICE -- Section 1.1.

     PUT REPURCHASE DATE -- means, with respect to the exercise of any put option pursuant to Section 1 of this Agreement, a date designated by the Company which is not less than forty-five (45) but not more than sixty (60) days after the date of the Put Notice relating to the exercise of such put option.

     REGISTRABLE SECURITIES -- means, at any time:

          (a)   any Class B Units that have been issued by the Company;

          (b) any Class A Units into which such Class B Units shall have been converted at any time;

          (c) any other Securities that are issuable in exchange for or in replacement of any of the Class B Units or Class A Units referred to in clause (a) or clause (b) above, including, without limitation, upon the occurrence of an Incorporation Event.

As to any particular Registrable Securities once issued, such Securities shall cease to be Registrable Securities:

          (i) when a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement;

          (ii) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; or

          (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force.

    REGISTRATION -- means each Required Registration and each Incidental Registration.

    REGISTRATION EXPENSES -- means all expenses incident to the Company's performance of or compliance with Section 6.1 through Section 6.5 hereof, inclusive, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and fees and expenses of counsel (including local counsel) for holders of Registrable Securities, selected by the Requisite Holders; but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of more than one counsel representing the holders of Registrable Securities or any other selling expenses, discounts or commissions incurred in connection with the sale of Registrable Securities.

    REPURCHASE NOTICE -- Section 2.1.

    REPURCHASE PRICE -- Section 2.1.

    REQUIRED HOLDERS -- means, at any time, the holders (other than the Company or any Affiliate or Subsidiary) of at least sixty-six and two-thirds percent (66-2/3%) of the Bundled Securities at such time (excluding any Bundled Securities held directly or indirectly by the Company or any Affiliate or Subsidiary).

    REQUIRED INITIAL MEMBERS -- means, at any time, Initial Members (other than the Company or any Subsidiary) holding at least fifty-one percent (51%) of those Issuable Units held by the Initial Members at such time (excluding any Issuable Units held directly or indirectly by the Company or any Subsidiary).

    REQUIRED REGISTRATION -- Section 6.1(a).

    REQUISITE HOLDERS -- means, with respect to any registration or proposed registration of Registrable Securities pursuant to Section 6 hereof, any holder or holders (other than the Company or any Affiliate or Subsidiary) holding at least sixty-six and two-thirds percent (66-2/3%) of the shares of Registrable Securities (excluding any shares of Registrable Securities directly or indirectly held by the Company or any Affiliate or Subsidiary) to be so registered.

    RIGHT -- means and includes any warrant, option (including, without limitation, options held by Mobil and the Management Holders) or other right to acquire Common Units.

    SEC -- means, at any time, the Securities and Exchange Commission or any other federal agency at such time administering the Securities Act.

    SECURITIES ACT -- means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

    SECURITIES PURCHASE AGREEMENTS -- defined in the Recitals.

    SECURITY -- means "security" as defined by Section 2(1) of the Securities
Act.

    SENIOR NOTES -- defined in the Recitals.

    SUBORDINATED NOTES -- defined in the Recitals.

    SUBSIDIARY -- means, as to any Person, any corporation in which such Person or one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person owns sufficient voting securities to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such corporation. The term "Subsidiary," as used herein without reference to any Person, shall mean a Subsidiary of the Company.

    UNIT PRICE -- means, with respect to any Common Unit, the fair value of a Class A Unit as of a date that is within fifteen (15) days of the date as of which the determination is to be made, determined by an investment banking firm or securities rating service (which investment banking firm or securities rating service shall own no Securities of, and shall not be an Affiliate, Subsidiary or a related Person of, the Company) of recognized national standing retained by the Company and reasonably acceptable to the Required Holders, and which determination is made:

          (a)  under the assumption that all Rights have been exercised; and

          (b) without regard to the absence of a liquid or ready market for such Class A Unit.

For all purposes in this Agreement, the value of a Class B Unit shall be deemed to be equal to the value of a Class A Unit.

     VOTING STOCK -- means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

11.  MISCELLANEOUS.

     11.1 CONVERSION TO CORPORATION FORM.

          (a) On or before the Initial Public Offering Date, the Company shall change its form of business entity to a corporation taxed in accordance with Subchapter C of the Internal Revenue Code.

          (b) Upon the conversion of the Company's form of business entity as set forth in clause (a) above, the Company (or the successor entity thereto) shall issue common stock to the holders of Class A Units and Class B Units (having substantially the same voting rights as the Class A Units and Class B Units, respectively) in exchange for and in replacement of the Class A Units and Class B Units held by such holders.

     11.2 BINDING EFFECT; INCORPORATION, ETC. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. In the event that the Company (a) changes its form of business entity to a corporation (an "Incorporation Event") or otherwise changes its form of business entity, (b) consolidates or merges with any other Person, (c) sells, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets (whether now owned or hereafter acquired) in a single transaction or series of transactions to any Person, the Company shall cause any such Person or other successor to the Company to agree in writing to be bound by all the provisions of this Agreement.

     11.3 NOTICES. All written communications provided for hereunder shall be sent by United States mail (registered or certified mail) or nationwide overnight delivery service (with charges prepaid), or by facsimile, delivery confirmed with a copy by first class mail or overnight courier (with charges prepaid), and:

          (a)  if to the Company, at:

               20 South Cameron Street
               Winchester, Virginia 22601
               Facsimile:  (540) 678-1820
          with a copy to:

               Allen Weiner, Esq.
               Arter & Hadden
               1801 K Street, N.W.
               Washington, D.C. 20006
               Facsimile:  (202) 857-0172

or such other address as the Company shall designate to each holder of Bundled Securities in writing:

          (b) if to any Initial Member, if the address for such Initial Member is set forth in Schedule A hereto, then at the address set forth therein for such Initial Member or, if the address for such holder is not set forth therein, then at the address provided to the Company by such holder or such other address as such holder shall designate to the Company in writing; and

          (c) if to any holder of Bundled Securities, if such holder is a Purchaser, then at the address set forth in Schedule A hereto for such Purchaser, or, if such holder is not a Purchaser, then at the address provided to the Company by such holder or such other address as such holder shall designate to the Company in writing.

The Company, upon the written request of any holder of Bundled Securities or Initial Member, will promptly supply such holder with a list of the names and addresses of each party hereto at such time.

     11.4 AMENDMENTS AND WAIVERS.

          (a) The provisions of Section 1, Section 2, Section 5 and Section 10 hereof, and of any term defined in Section 8 hereof as used in any such Section, may be amended, modified or supplemented, and compliance with any such Section hereof waived, only by a writing duly executed by or on behalf of each of the Bundled Security Holders and the Company.

          (b)  the provisions of Section 6 hereof, and of any term defined in
     Section 8 hereof as used in Section 6 hereof, may be amended, modified or supplemented only by a writing duly executed by or on behalf of the Required Holders and the Company; provided, however, that compliance by the Company with the provisions of Section 6 hereof, with respect to any particular registration, may be waived by the Requisite Holders; and provided, further, that no amendment, modification or supplement of the provisions of Section 6.1(d) or Section 6.2(c) hereof which adversely affect the rights of any Initial Member shall be made without the consent of such Initial Member;

          (c) the provisions of Section 3 and Section 7 hereof, and of any term defined in Section 8 hereof as used in any such Section, may be amended, modified or supplemented, and compliance with any such Section hereof waived, only by a writing duly executed by or on behalf of the Required Holders, the Required Initial Members and the Company; provided, however, that any amendment, modification or supplement of any such provisions or definitions that change the relative rights among the Initial Members shall require the consent of each Initial Member; and

          (d) the provisions of Section 4 hereof, and of any term defined in
     Section 8 hereof as used in Section 4 hereof, may be amended, modified or supplemented, and compliance with any such Section hereof waived, only by a writing duly executed by or on behalf of the holders of Bundled Securities which are CIGNA affiliates, the Required Initial Members and the Company.

     11.5 EXPIRATION OF AGREEMENT. All provisions of this Agreement shall terminate with respect to any Issuable Units which are sold in a Public Offering.

     11.6 AVAILABILITY OF INFORMATION. At any time that any class of the Common Units is registered under section 12(b) or section 12(g) of the Exchange Act, the Company will comply with the reporting requirements of sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such Sections) and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, the Company shall file such reports and information, and shall make available to the public and to the holders of Bundled Securities such information, as shall be necessary to permit such holders to offer and sell Issuable Units pursuant to the provisions of Rules 144 and 144A promulgated under the Securities Act. The Company will also cooperate with each such holder in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any Issuable Units. The Company will furnish to each such holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its holders of equity securities, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the SEC.

           11.7 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF NEW YORK.

           11.8 JURISDICTION; JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT IN ANY ACTION OR

PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS AND INSTRUMENTS CONTEMPLATED HEREBY AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. NONE OF THE PARTIES HERETO SHALL ALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY SUCH PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.6.

     11.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     11.10 DESCRIPTIVE HEADINGS. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     11.11 SEVERABILITY. The fact that any given provision of this Agreement is found to be unenforceable, void or voidable under the laws of any jurisdiction shall not effect the validity of the remaining provisions of this Agreement in such jurisdiction, and shall not effect the enforceability of the entire Agreement under the laws of any other jurisdiction.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        TREX COMPANY, LLC


                                        By: /s/ A. J. Cavanna
                                           ---------------------------
                                        Name: Anthony J. Cavanna
                                             -------------------------
                                        Title: C.E.O.
                                              ------------------------

                                        CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY, on behalf of one or
                                        more separate accounts


                                        By: CIGNA Investments, Inc.

                                        By: /s/ Linda W. Schumann
                                           -----------------------------
                                        Name: LINDA W. SCHUMANN
                                             ---------------------------
                                        Title: MANAGING DIRECTOR
                                              --------------------------



                                        CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY


                                        By: CIGNA Investments, Inc.

                                        By: /s/ Linda W. Schumann
                                           -----------------------------
                                        Name: LINDA W. SCHUMANN
                                             ---------------------------
                                        Title: MANAGING DIRECTOR
                                              --------------------------

                                   LIFE INSURANCE COMPANY OF NORTH
                                   AMERICA


                                   By: CIGNA Investments, Inc.

                                   By: /s/ Linda W. Schumann
                                      -----------------------------
                                   Name: LINDA W. SCHUMANN
                                        ---------------------------
                                   Title: MANAGING DIRECTOR
                                         --------------------------


                                   /s/ Anthony J. Cavanna
                                   -------------------------------
                                       Anthony J. Cavanna

                                   /s/ Roger A. Wittenberg
                                   -------------------------------
                                       Roger A. Wittenberg

                                   /s/ Robert G. Matheny
                                   -------------------------------
                                       Robert G. Matheny

                                   /s/ Andrew U. Ferrari
                                   -------------------------------
                                       Andrew U. Ferrari

                         AMENDMENT TO MEMBERS' AGREEMENT

     THIS AMENDMENT dated as of June 15, 1998 to the Members' Agreement dated as of August 29, 1996 is between TREX Company, LLC, a Delaware limited liability company (the "Company") and each of the persons listed on Schedule 1 hereto (the "Members").

                                    RECITALS:

     A. The Company has heretofore entered into that certain Securities Purchase Agreement dated as of August 29, 1996, as amended (the "Securities Purchase Agreement") with each of Connecticut General Life Insurance Company, Connecticut General Life insurance Company, on behalf of one or more separate accounts, and Life Insurance Company of North America. The Company has heretofore issued $24,250,000 of its 10% Senior Notes due August 30, 2003, $5,000,000 of its 12%
Subordinated Notes due August 30, 2004, and 1,000 of its Class B Units pursuant to the Securities Purchase Agreement.

     B. The Company has heretofore entered into that certain Members' Agreement dated as of August 29, 1996 (the "Members' Agreement") with each of Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, Life Insurance Company of North America, Anthony J. Cavanna, Roger A. Wittenberg, Robert O. Marheny and Andrew
U. Ferrari.

     C. The Company and the Members now desire to amend certain provisions of the Members' Agreement in the respects, but only in the respects, hereinafter set forth.

     NOW, THEREFORE, the Company and the Members, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

     I. The definition of "Public Market Date" in Section 10 of the Members' Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following;

     "Public Market Date - means the first day upon which Common Units of the Company have been sold by the Company and for the Company's own account in one or more public offerings pursuant to a registration statement or registration statements filed with the SEC pursuant to the provisions of the Securities Act, and the aggregate gross cash proceeds received by the Company and for the Company's own account as a result of such sale or sales equals or exceeds $40,000,000."

     This Amendment shall be construed in connection with and as part of the Members' Agreement, and except as expressly amended by this agreement, all terms, conditions, and covenants contained in the Members' Agreement are hereby ratified and shall be and remain in full force and effect. Any terms used but not defined herein, shall have the meanings ascribed thereto in the Members' Agreement.

     Any and all notices, requests certificates and other instruments executed and delivered after the execution and delivery of this amendment may refer to the Members' Agreement without making specific reference to this amendment but nevertheless all such references shall be deemed to include this amendment unless the context otherwise requires.

     This Amendment shall be governed by and construed in accordance with the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     This Amendment may be executed in any number or counterparts, each executed counterpart constituting an original, but all together only one Amendment.

     IN WITNESS WHEREOF, the Company and the Members have caused this instrument to be executed, all as of the day and year first above written.


THE COMPANY:            TREX COMPANY, LLC

                        By /s/ A.J. Cavanna
                          -----------------------------
                         Name: Anthony J. Cavanna
                         Title: CFO


THE MEMBERS:            CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                        By CIGNA Investments, Inc.

                                 By /s/ Stephen A. Osborn
                                   ---------------------------
                                   Name: Stephen A. Osborn
                                   Title: Managing Director



                        CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
                        ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS
                        By CIGNA Investments, Inc.

                                 By /s/ Stephen A. Osborn
                                   ---------------------------
                                   Name: Stephen A. Osborn
                                   Title: Managing Director

                     LIFE INSURANCE COMPANY OF NORTH AMERICA
                     By CIGNA Investments, Inc.

                     By /s/ Stephen A. Osborn
                       ------------------------------
                       Name: Stephen A. Osborn
                       Title: Managing Director


                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     By Lincoln Investment Management, Inc.,
                      Its Attorney In Fact

                     By /s/
                       ------------------------------
                       Name:
                       Title:


                       /s/ A. J. Cavanna
                      -------------------------------
                      Anthony J. Cavanna

                      /s/ Roger A. Wittenberg
                      -------------------------------
                      Roger A. Wittenberg

                      /s/ Robert G. Matheny
                      -------------------------------
                      Robert G. Matheny

                      /s/ Andrew U. Ferrari
                      -------------------------------
                      Andrew U. Ferrari

                                   SCHEDULE 1

                                     Members


Connecticut General Life Insurance Company

Connecticut General Life Insurance Company, on behalf of one or more separate accounts

Life Insurance Company of North America

The Lincoln National Life Insurance Company

Anthony J. Cavanna

Roger A. Wittenberg

Robert G. Matheny

Andrew U. Ferrari